SECURITIES PURCHASE AGREEMENT dated as of December 30, 1996 (this
"Agreement"), by and between PFIZER, INC., a Delaware corporation (the "Seller") and NOUVELLE HOLDING GUYOMARC'H S.A. (the "Purchaser").

     WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the securities described on Schedule I hereto of Opta Food Ingredients, Inc., a Delaware corporation (the "Company") (collectively, and as such numbers of securities may be adjusted pursuant to any stock splits, stock dividends or other similar events prior to the Closing Date as contemplated by Section 9.14, the "Securities"), upon the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions

     "Agreed Interest Rate" means 5.8125%.

     "Closing" shall have the meaning given to such term in Article IV.

     "Closing Date" shall have the meaning given to such term in Article IV.

     "Encumbrances" means liens, security interests, claims, pledges, options, rights of first refusal, charges, security agreements, mortgages or any other encumbrances, restrictions or limitations on use or irregularities in title thereto.

     "Purchase Price Per Share" means $8.50.

     "Securities Act" means the Securities Act of 1933, as amended.


                                  ARTICLE II

                               Purchase and Sale

     On the Closing Date, and upon the terms and subject to the conditions herein set forth, the Seller agrees to sell, assign and transfer to the Purchaser, free and clear of all Encumbrances, and the Purchaser hereby agrees to purchase and accept from the Seller, the Securities. On the Closing Date the Seller shall deliver to the Purchaser (against payment of the Purchase Price provided for in Article III) certificates representing the Securities, duly endorsed in blank, or accompanied by stock powers duly executed in blank, in each case with signatures guaranteed.

                                  ARTICLE III

                                Purchase Price

     SECTION 3.01. Purchase Price. On the Closing Date, the Purchaser shall pay to the Seller $7,265,579 ($8.50 x 854,774 shares) (the "Purchase Price"). The Purchase Price shall be paid in immediately available funds by wire transfer.

     SECTION 3.02. Adjustment to Purchase Price. If within one (1) year of the date hereof, the Purchaser sells any of the Securities for cash at any time during the period beginning after the formal commencement of a tender offer for all of the outstanding shares of the Company or a self tender offer for more than 50% of the outstanding shares of the Company (each, a "Tender Offer") and ending prior to the termination, withdrawal or expiration of such Tender Offer (the "Tender Offer Period"), then the Purchaser shall pay the Seller, out of payments received in respect of such Securities, an amount equal to fifty percent (50%) of the excess of (I) the dollar amount received for all of the Securities sold during the Tender Offer Period, over (II) (a) the Purchase Price Per Share multiplied by the total number of Securities sold during the Tender Offer Period multiplied by the sum of (i) one plus (ii) the quotient obtained by dividing (A) the product of (x) the sum of Agreed Interest Rate plus two percent (2%), multiplied by (y) the number of days the Securities have been held, by (B) 360.


                                  ARTICLE IV

                                  The Closing

     SECTION 4.01. Closing Date. Upon the terms and subject to the conditions herein set forth, the purchase and sale provided for herein (the "Closing") shall take place on January 7, 1997, or on such other time and date as shall be fixed by agreement among the parties hereto. The date and time of Closing are herein referred to as the "Closing Date".


                                   ARTICLE V

                 Representations and Warranties of the Seller

     Seller represents and warrants to the Purchaser as follows:

     SECTION 5.01. Title to Securities. The Seller is the beneficial and record owner of all of the Securities, free and clear of all Encumbrances. The delivery of the Securities to the Purchaser pursuant to the provisions of this Agreement will transfer to the Purchaser valid title thereto, free and clear of all liens and Encumbrances.

     SECTION 5.02. Authority of the Seller. The Seller has full right, power and authority to sell, transfer and deliver to the Purchaser all of the Seller's right, title and interest in the Securities and to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by the Seller and is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. No action, consent or approval by, or filing (except for a Form 144 with respect to certain of the Securities) with, any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any other regulatory or self-regulatory body, by reason of authority over the affairs of the Seller, is required to be made by the Seller in connection with the execution and delivery by the Seller of this Agreement or the consummation by the Seller of the transactions contemplated hereby.

     SECTION 5.03. No Conflicts; No Violations. None of the execution, delivery or performance of this Agreement by the Seller will (i) conflict with the Seller's organizational documents or result in any breach of any terms or provisions of, or constitute a default under, any contract, agreement or instrument to which the Seller is a party or by which the Seller or its property is bound or (ii) violate any judgment, order, decree, statute, law, rule or regulation applicable to the Seller.

     SECTION 5.04. Holdings by the Seller. The number of shares of capital stock of the Company held by the Seller, including those not being sold pursuant to this Agreement, the dates of the Seller's purchase of such shares of capital stock of the Company and the corresponding certificate numbers of any shares of capital stock of the Company, as of the date of this Agreement, are set forth in Schedule II hereto.

     SECTION 5.05. Transferability. Seller acquired certificate no. OF-0066 for 604,774 shares of the Company's common stock on March 11, 1992 and certificate no. OF-0611 for 250,000 shares of such stock on August 11, 1994. The Seller has not been an affiliate (as defined in Rule 144(a)(1) under the Securities Act) of the Company at any time in the last three months. Provided the Purchaser is not a "dealer" as used in Section 4(1) of the Securities Act and is not an affiliate of the Company at the time of the Purchaser's resale of Securities (and for the three month period immediately preceding such resale), then pursuant to Securities Act Rule 144, the Purchaser will not be deemed an "underwriter" of the Securities and therefore, (i) pursuant to subsection (k) of Securities Act Rule 144, the Securities represented by certificate number OF-0066 shall not require registration under the Securities Act in order to be resold in a public offering, (ii) pursuant to subsection
(k) of Securities Act Rule 144, the Securities represented by certificate number OF-0611 shall not require registration under the Securities Act in order to be resold in a public offering as of August 11, 1997 and (iii) pursuant to subsection (b) of Securities Act Rule 144, the Securities represented by certificate number OF-0611 shall not require registration under the Securities Act in order to be resold prior to August 11, 1997 if sold in compliance with all of the conditions of Rule 144. In the event that the Purchaser is an affiliate of the Company (or has been an affiliate of the Company at any time during the three month period preceding such sale), the Securities represented by the certificates numbered OF-0066 and OF-0611 shall not require registration under the Securities Act if resold in accordance with the volume limitations and other requirements of Rule 144.

                                  ARTICLE VI

                Representations and Warranties of the Purchaser

     The Purchaser represents and warrants to the Seller as follows:

     SECTION 6.01. Authority of the Purchaser. The Purchaser has full right, power and authority to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by the Purchaser and is the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms. No action, consent or approval by, or filing (other than those required under Section 13 of the Securities Exchange Act of 1934) with, any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any other regulatory or self-regulatory body, by reason of authority over the affairs of the Purchaser, is required to be made or obtained by the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

     SECTION 6.02. No Conflicts; No Violations. None of the execution, delivery or performance of this Agreement by the Purchaser will (i) conflict with the Purchaser's organizational documents or result in any breach of any terms or provisions of, or constitute a default under, any contract, agreement or instrument to which the Purchaser is a party or by which the Purchaser or its property is bound or (ii) violate any judgment, order, decree, statute, law, rule or regulation applicable to the Purchaser.


                                  ARTICLE VII

               Conditions Precedent to Obligations of Purchaser

     Notwithstanding any other provisions of this Agreement, the obligation of the Purchaser to consummate the transactions contemplated hereby shall be subject to the fulfillment, prior to or at the date hereof, of each of the following conditions precedent, any of which may be waived by the Purchaser:

     SECTION 7.01. Accuracy of Representations and Warranties. The representations and warranties of the Seller contained in this Agreement shall, when made and at and as of the date hereof, be true and correct.

     SECTION 7.02. Performance by the Seller. The Seller shall have duly performed and complied in all material respects with all terms, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     SECTION 7.03. Legal Proceedings. There shall not be any injunction or temporary restraining order granted by any court of competent jurisdiction in effect which restrains, prohibits or invalidates the Purchaser's or the Seller's entry into, or the performance by the Purchaser or the Seller of the transactions contemplated by, this Agreement.

     SECTION 7.04. Opinion. The Purchaser shall receive from Walter Gangl, counsel to the Seller, an opinion addressed to the Purchaser, dated as of the date hereof, satisfactory in form and substance to the Purchaser.


                                 ARTICLE VIII

               Conditions Precedent to Obligations of the Seller

     Notwithstanding any other provision of this Agreement, the obligation of the Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment, prior to or at the date hereof, of each of the following conditions precedent, any of which may be waived by the Seller.

     SECTION 8.01. Accuracy of Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall, when made and as of the Closing Date, shall be true and correct.

     SECTION 8.02. Performance by the Purchaser. The Purchaser shall have duly performed and complied in all material respects with all terms, agreements and conditions required by this Agreement to be performed or complied with by the Purchaser prior to or at the date hereof.

     SECTION 8.03. Legal Proceedings. There shall not be any injunction or temporary restraining order granted by any court of competent jurisdiction in effect which restrains, prohibits or invalidates the Purchaser's or the Sellers' entry into, or the performance by the Purchaser or the Seller of the transactions contemplated by, this Agreement.


                                  ARTICLE IX

                                 Miscellaneous

     SECTION 9.01. Reasonable Efforts; Further Actions. The parties hereto each will use all reasonable efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the date hereof, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Purchaser with good and marketable title to the Securities free and clear of all Encumbrances, the proper officers, directors, partners or duly authorized representatives of each party to this Agreement shall take all such necessary action.

     SECTION 9.02. Consents. The Purchaser and the Seller will cooperate with each other in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all regulatory bodies and all governmental agencies and authorities and all third parties

(including, without limitation, any other stockholders) as may be necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement.

     SECTION 9.03. Amendment and Waiver; Remedies Cumulative. (a) This Agreement may not be amended or supplemented except by an instrument in writing signed by the Purchaser and the Seller. Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof.

     (b) The rights and remedies of a party under this Agreement shall be cumulative and not exclusive of any rights or remedies which such party would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by such party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

     SECTION 9.04. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

     SECTION 9.05. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid, or by telecopy to the parties to this Agreement at the following addresses or at such other address for a party as shall be specified by like notice:

If to the Seller, at:

Pfizer, Inc.
235 East 42nd Street
New York, New York  10017
Attention:     Mr. Walter Gangl
Telecopy: (212) 573-1853

If to the Purchaser, at:
Nouvelle Holding Guyomarc'h S.A.
14 rue Lafayette  75009
Paris, France

Attention:  Henry Lagarde
Telecopy:

and to:
White & Case
1155 Avenue of the Americas
New York, NY  10036
Attention:  John Reiss, Esq.
Telecopy:  (212) 354-8113


     All such notices and communications shall be deemed to have been received on the date of delivery, on the date that the telecopy is confirmed as having been received or on the third business day after the mailing thereof, as the case may be.

     SECTION 9.06. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party to this Agreement without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability arising hereunder without such consent shall be void.

     SECTION 9.07. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, written and oral.

     SECTION 9.08. Binding Effect; Parties in Interest. This Agreement shall be binding upon and incurred to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.09. Expenses; Attorney Fees. Each of the parties hereto shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel, irrespective of when incurred. Any stamp duty, transfer tax or other similar cost connected with the transfer of the Securities to the Purchaser shall be paid by the Seller.

     SECTION 9.10. Applicable Law; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

     (b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth in this Section 9.10.

     SECTION 9.11. Article and Section Headings. The article, section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     SECTION 9.12. Termination. This Agreement may be terminated at any time prior to the Closing (i) by the mutual consent of the Purchaser and the Seller and (ii) by any party hereto if all of the conditions to the Closing shall not have been fulfilled or waived (other than as a result of a breach of this Agreement by the terminating party) and as a result the Closing Date shall not have occurred on or before January 15, 1997.

     SECTION 9.13. Specific Enforcement. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of proving actual damage or securing or posting any bond or providing prior notice.

     SECTION 9.14. Recapitalization, Exchanges, etc., Affecting Securities. The provisions to this Agreement shall apply, to the full extent set forth herein with respect to the Securities, to any and all shares of capital stock of Company or any successor or assign of Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Securities, by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such events, amounts hereunder shall be appropriately adjusted if necessary.


     IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first above written.


                              PFIZER, INC.


                              By  /s/ Frederick W. Telling
                              Name:   Frederick W. Telling
                              Title:  Vice President


                              NOUVELLE HOLDING GUYOMARC'H S.A.


                              By  /s/ H. Lagarde
                              Name:   H. Lagarde
                              Title:  Chairman

                                                                    Schedule I

     Number of Shares          Certificate Number         Class of Capital Stock       Par Value       Date

 1.       604,774                    OF-0066                      Common                $.01          3-11-92

 2.       250,000                    OF-0611                      Common                $.01          8-11-94




                                                                   Schedule II

                      Number of Shares           Certificate Number          Original Purchase
                                                                             Date

                      604,774                    OF-0066                       3-11-92

                      250,000                    OF-0611                       8-11-94


                       99,271                    OF-1273                        8-8-95
